SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ]  Confidential, for use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                            Global Income Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                            GLOBAL INCOME FUND, INC.
                         ------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

To the Stockholders:

     Notice is hereby given that the 2006 Annual Meeting of Stockholders of Global Income Fund, Inc. (the "Fund") will be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Wednesday, September 20, 2006, at 8:00 a.m., local time, for the following purposes:

1. To elect to the Board of Directors the Nominee, Thomas B. Winmill, as a Class IV Director, and until his successor is duly elected and qualifies.

2.   To approve amendments to the Fund's Charter.

3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

     Stockholders of record at the close of business on August 7, 2006 are entitled to receive notice of and to vote at the meeting and any adjournments thereof.

                                       By Order of the Board of Directors

                                       /s/John F. Ramirez

                                       John F. Ramirez
                                       Secretary

New York, New York
August 4, 2006

PLEASE VOTE IMMEDIATELY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. DELAY MAY CAUSE THE FUND TO INCUR ADDITIONAL EXPENSES TO SOLICIT VOTES FOR THE MEETING.

                            GLOBAL INCOME FUND, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 20, 2006

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Global Income Fund, Inc. (the "Fund") to be voted at the 2006 Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Wednesday, September 20, 2006, at 8:00 a.m., local time, and at any postponements or adjournments thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on August 7, 2006 (the "Record Date") are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held, and a fractional vote for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. If a stockholder has signed a proxy card but no instructions are indicated, the proxies will vote FOR each proposal and, in their discretion, upon such other matters as may properly come before the Meeting. A stockholder may revoke a proxy by delivering to the Fund a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Fund. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 7,388,733 shares of common stock issued and outstanding. Stockholders of the Fund vote as a single class.

     The expense of preparing, assembling, printing and mailing the proxy statement, proxy card and any other material used for the solicitation of proxies will be paid by the Fund. It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about August 10, 2006. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND AT 11 HANOVER SQUARE, NEW YORK, NEW YORK 10005, OR BY CALLING TOLL-FREE 1-800-937-5449.

QUORUM AND VOTING

     The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, the chairman of the Meeting has the power to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At a reconvened Meeting, if a quorum is present, any business may be transacted that might have been transacted at the originally scheduled Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

PROPOSAL 1:       ELECTION OF DIRECTOR

     At the Board of Directors meeting held on June 14, 2006, the Fund's Board approved the nomination of Thomas B. Winmill as a Class IV Director to hold office until the 2011 annual meeting and until his successor is duly elected and qualifies. In the event Thomas B. Winmill is not duly elected, as proposed and qualifies, he shall be deemed holding over and shall continue to manage the business and affairs of the Fund as a member of the Board of Directors until his successor is duly elected and qualifies. Unless otherwise noted, the address of record for the nominee and other Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee.


                                                                                                                     OTHER PUBLIC
                                                                                      NUMBER OF PORTFOLIOS IN           COMPANY
NAME, POSITION(S) HELD WITH FUND, TERM OF OFFICE, PRINCIPAL           DIRECTOR      INVESTMENT COMPANY COMPLEX       DIRECTORSHIPS
OCCUPATION FOR PAST FIVE YEARS, AND AGE                                 SINCE          OVERSEEN BY DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------- ------------- ------------------------------ -------------------
Interested Nominee:
Class IV:
THOMAS B. WINMILL, ESQ.* - Since 1997, President,  Chief Executive      1997                    5                Bexil Corporation
Officer,  and General  Counsel of the Fund and CEF Advisers,  Inc.                                                   (a holding
(the  "Investment  Manager"),  as  well  as the  other  investment                                                    company)
companies   (collectively,   the  "Investment   Company  Complex")
advised by the Investment Manager and its affiliates,  and Winmill
& Co.  Incorporated and its affiliates  ("WCI"). He is a member of the  New  York  State  Bar  and the  SEC  Rules  Committee  of the
Investment Company Institute.  He was born on June 25, 1959.

*He is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to his affiliation with the Investment Manager.

     The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to vote for such other nominees as the Board may nominate. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

VOTE REQUIRED

     As set forth in the Fund's Bylaws, "[u]nless all nominees for Director are approved by a majority of the Continuing Directors, the affirmative vote of the holders of at least 80% of the outstanding shares of all classes of voting stock, voting together, shall be required to elect a Director. If all nominees for Director are approved by a majority of the Continuing Directors, a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Director." Because the only nominee for Director was approved by a majority of the Continuing Directors, a plurality of all the votes cast at the Meeting at which a quorum is present shall be sufficient to elect the nominee as a Director.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.

PROPOSAL 2:        CHARTER AMENDMENTS

     At the Board of Directors meeting held on June 14, 2006, the Fund's Board approved and advised amendments to the Fund's Charter, subject to stockholder approval, as follows: Article X, Section 2(a)(ii) of the Fund's Charter be amended to insert the word "equity" in the second line, immediately before the phrase "securities of the Corporation," and Article X, Section 2(a)(iii) of the Fund's Charter be amended to change the clause immediately following the words "fair market value of $1,000,000 or more," to read as follows: "except for transactions effected by the Corporation in the ordinary course of its business."

     Amended Article X, Section 2(a) as advised by the Board of Directors, is set forth in Appendix A hereto.

     The investment policies of the Fund contemplate that the Fund may borrow from banks for leverage and for temporary or emergency purposes to the maximum extent permitted under the 1940 Act. The Fund has obtained from State Street Bank and Trust Company ("Bank") a revolving, committed credit facility (the "Committed Credit Line") that enables the Fund to borrow funds for such purposes. The Bank requires that the amounts borrowed by the Fund under the Committed Credit Line be collateralized by a pledge of Fund assets having a discounted value, determined in accordance with the related credit documents, at least equal to the amount that the Fund borrows, and such collateralization has been approved by the Board.

     The Board has been advised that comparable collateralization is a common market requirement for extensions of credit on attractive terms. The Board, including each of the independent Board members and each of the continuing Directors on the Board, deems it advisable and in the interests of the Fund and its stockholders to maintain the Committed Credit Line and to be able, in the ordinary course of its business, to pledge its assets when necessary or appropriate in order to obtain favorable borrowing terms.

     As a condition of its willingness to increase and extend the Committed Credit Line, the Bank requested that the Fund seek stockholder approval of amendments to the Fund's Charter to eliminate any ambiguity regarding its ability to enter into the Committed Credit Line. In the alternative, the Bank requested that the Fund obtain stockholder consent to enter into the Committed Line.

     The Fund's Charter contains a clause indicating that a vote of the Fund's stockholders is necessary to authorize certain Fund transactions, including "the issuance or transfer by the [Fund]...of any securities of the [Fund] to any other person or entity for cash, securities or other property..." Because this clause applies to "any securities of the [Fund]," it could be read to limit the Fund's ability to issue the promissory note in connection with the Committed Credit Line. In order to eliminate any ambiguity as to whether this clause might apply to the issuance of the promissory note, it is proposed that the word "equity" be inserted before the phrase "securities of the [Fund]."

     In addition, the Fund's Charter contains a clause indicating that a vote of the Fund's stockholders is necessary to authorize "a ...pledge... by the [Fund]...of any assets of the [Fund] having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the [Fund] in the ordinary course of its business." Inclusion of the phrase "in securities" in this clause creates ambiguity as to the types of transactions permitted without a stockholder vote. The Fund's Board of Directors does not believe this clause requires a stockholder vote in order for the Fund to enter into the Committed Credit Line, because the Fund's Board believes the Committed Credit Line is a transaction "in securities" effected by the Fund in the ordinary course of its business. Nevertheless, in order to eliminate any ambiguity as to whether the Committed Credit Line is a transaction "in securities," it is proposed that the phrase "in securities" be removed from the clause.

     The Board, including each of the independent Board members and each of the Continuing Directors on the Board, deems it advisable and in the interests of the Fund and its stockholders to so amend the Fund's Charter.

VOTE REQUIRED

     As provided by the Fund's Charter, because the proposed amendment was approved by a majority of the Continuing Directors, the affirmative vote of the holders of a majority of the number of votes entitled to be cast at the Meeting at which a quorum is present shall be sufficient to approve the amendment.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE PROPOSAL TO
                           AMEND THE FUND'S CHARTER.

     The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund.


                                                                                                                     OTHER PUBLIC
                                                                                      NUMBER OF PORTFOLIOS IN           COMPANY
NAME, POSITION(S) HELD WITH FUND, TERM OF OFFICE, PRINCIPAL           DIRECTOR      INVESTMENT COMPANY COMPLEX       DIRECTORSHIPS
OCCUPATION FOR PAST FIVE YEARS, AND AGE(1)                              SINCE          OVERSEEN BY DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------- ------------- ------------------------------ -------------------
Non-interested Directors:
CLASS I:
PETER K.  WERNER - Since  1996,  he has taught and  directed  many        1997                  5                       0
programs at The Governor Dummer Academy.  Previously,  he was Vice
President of Money Market Trading at Lehman Brothers.  He was born on August 16, 1959.

CLASS II:
JAMES E. HUNT - He is a Managing  Director  of Hunt Howe  Partners        2004                  5                       0
LLC  executive  recruiting  consultants.  He was born on  December
14, 1930.

CLASS III:
BRUCE  B.   HUBER,   CLU,   ChFC,   MSFS  -  He  is  a   Financial        2004                  5                       0
Representative with New England Financial, specializing in financial, estate and insurance matters. He was born on February 7, 1930.

Interested Director:
CLASS V:
BASSETT S.  WINMILL* - Since 1997,  he is Chairman of the Board of        1997                  1               Bexil Corporation
the Fund, the Investment  Manager,  and WCI. He is a member of the                                                   and Tuxis
New  York  Society  of  Security  Analysts,  the  Association  for                                                  Corporation
Investment Management and Research,  and the International Society
of Financial Analysts.  He was born on February 10, 1930.

(1)The Board is divided into 5 classes of Directors designated Class I, Class II, Class III, Class IV and Class V. The terms of office of Class IV, Class V, Class I, Class II and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2007, 2008, 2009 and 2010 respectively, and at each fifth annual meeting of stockholders thereafter. Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's Bylaws or Charter or by statute.

*He is an "interested person" of the Fund as defined in the 1940 Act due to his affiliation with the Investment Manager. Bassett S. Winmill, Chairman of the Board of the Fund, is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Fund.

     The following table sets forth certain information concerning the Fund's executive officers other than those who serve as Directors. Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005.

NAME AND AGE                   POSITION(S) HELD WITH FUND, TERM OF OFFICE, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
------------------------------ -----------------------------------------------------------------------------------------------------
Thomas O'Malley                Chief Accounting Officer,  Chief Financial Officer,  and Vice President since 2005. He also is Chief
Born on July 22, 1958          Accounting Officer,  Chief Financial Officer,  and Vice President of the Investment Company Complex,
                               the  Investment  Manager,  and WCI.  Previously,  he served as Assistant  Controller of Reich & Tang
                               Asset  Management,  LLC, Reich & Tang Services,  Inc., and Reich & Tang  Distributors,  Inc. He is a
                               certified public accountant.

Marion E. Morris               Senior Vice President  since 2000.  She is also a Senior Vice  President of the  Investment  Company
Born on June 17, 1945          Complex,  the  Investment  Manager,  and WCI.  She is Director  of Fixed  Income and a member of the
                               Investment Policy Committee of the Investment Manager.  Previously,  she served as Vice President of
                               Salomon Brothers, The First Boston Corporation, and Cantor Fitzgerald.

John F. Ramirez                Secretary  and Chief  Compliance  Officer  since 2005.  He is also  Secretary  and Chief  Compliance
Born on April 29, 1977         Officer of the Investment  Company Complex,  the Investment  Manager,  and WCI. He previously served as  Compliance  Administrator  and  Assistant  Secretary  of the  Investment  Company  Complex,  the
                               Investment  Manager,  and WCI.  He is a member  of the Chief  Compliance  Officer  Committee  of the
                               Investment Company Institute.

     The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) each director, nominee and executive officer and (ii) all directors and executive officers as a group.

NAME OF DIRECTOR, NOMINEE OF OFFICER                               NUMBER OF SHARES             PERCENT OF OUTSTANDING SHARES
-------------------------------------------------------------- -------------------------- ------------------------------------------
Interested Nominee:
-------------------
Thomas B. Winmill                                                        540                                **

Non-interested Directors:
-------------------------
Bruce B. Huber                                                           None                               **
James E. Hunt                                                           6,000                               **
Peter K. Werner                                                          610                                **

Interested Director:
--------------------
Bassett S. Winmill                                                      3,990*                              **

Officers:
---------
Marion E. Morris                                                         None                               **
Thomas O'Malley                                                          None                               **
John F. Ramirez                                                          None                               **
                                                                         ----                               --

Total shares held by directors and officers as a group                  11,140                              **
                                                                        ======                              ==

* Does not include 3,858 shares held by WCI, of which Mr. Bassett Winmill disclaims beneficial ownership.

** Less than 1% of the outstanding shares.

     Based on the filings with the U.S. Securities and Exchange Commission, as of the date of the proxy statement, no stockholder beneficially owned 5% or more of the outstanding shares of the Fund.

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Fund and, on an aggregate basis, the Investment Company Complex as of the Record
Date:

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
NAME OF DIRECTOR, NOMINEE OR                  DOLLAR RANGE OF EQUITY SECURITIES    ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
OFFICER                                                  IN THE FUND                   DIRECTOR IN INVESTMENT COMPANY COMPLEX
-------------------------------------------- ------------------------------------ --------------------------------------------------
Interested Nominee:
-------------------
Thomas B. Winmill                                       $1 - $10,000                                over $100,000

Non-interested Directors:
-------------------------
Bruce B. Huber                                              None                                  $10,001 - $50,000
James E. Hunt                                         $10,001 - $50,000                           $10,001 - $50,000
Peter K. Werner                                         $1 - $10,000                              $10,001 - $50,000

Interested Director:
--------------------
Bassett S. Winmill                                    $10,001 - $50,000                             over $100,000

     Currently, the Fund pays its Directors who are not "interested persons" of the Fund as defined in the 1940 Act, an annual retainer of $1,000, and a per meeting fee of $1,000, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended, and $50 per joint meeting of the Audit Committees of the Investment Company Complex attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Director and nominee by the Fund and by the other investment companies in the Investment Company Complex for which such Director or nominee was a board member for the year ended December 31, 2005, is as follows:

NAME OF DIRECTOR OR NOMINEE
(CURRENT TOTAL NUMBER OF INVESTMENT             AGGREGATE COMPENSATION FROM THE    TOTAL COMPENSATION FROM THE FUND AND INVESTMENT
COMPANIES)                                                   FUND                                  COMPANY COMPLEX
--------------------------------------------- ------------------------------------ -------------------------------------------------
Interested Nominee:
-------------------
Thomas B. Winmill (5)                                        None                                        None

Non-interested Directors:
-------------------------
James E. Hunt (5)                                           $5,600                                     $18,000
Peter K. Werner (5)                                         $5,600                                     $18,000
Bruce B. Huber (5)                                          $5,600                                     $18,000

Interested Director:
--------------------
Bassett S. Winmill (1)                                       None                                        None

     The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of WCI, a Delaware corporation whose securities are traded over-the-counter. During the fiscal year ended December 31, 2005, the Fund paid the Investment Manager investment management fees of $249,662. The Fund reimbursed the Investment Manager $107,615 for providing at cost certain administrative services comprised of compliance and accounting services during the year ended December 31, 2005. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager.

BOARD COMMITTEES

     The Fund has an Audit Committee, comprised of Messrs. Bruce B. Huber, James
E. Hunt, and Peter K. Werner (Chair), each of whom is not an "interested person" of the Fund, as defined in section 2(a)(19) of the 1940 Act (an "independent director"), and is independent, as defined in section 121(A) of the listing standards of the American Stock Exchange. The purposes of the Audit Committee are (i) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (iii) to act as a liaison between the Fund's independent auditors and the full Board of Directors. A copy of the Audit Committee Charter is attached as Appendix B hereto. The Audit Committee Charter may be found at www.globalincomefund.net.

     The Fund has a Nominating Committee comprised of Messrs. Bruce B. Huber, James E. Hunt, and Peter K. Werner each of whom is an independent director. The Fund's Board of Directors adopted a charter for its Nominating Committee. Pursuant to the Nominating Committee Charter, the nominating committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee Charter was included in the appendix to the Fund's proxy statement filed during the fiscal year 2004 and may be found at www.globalincomefund.net.

     The Fund has an Executive Committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.

     The Fund has a committee of Continuing Directors, as defined in the Bylaws, to take such actions as are required by the Charter and Bylaws of the Fund. The Fund has no standing compensation committee or any committee performing similar functions.

DIRECTOR ATTENDANCE AT MEETINGS

     The Fund had four regular Board meetings, one special Board meetings, two audit committee meetings, two special committee meetings, one nominating committee meeting, and no executive committee meetings during the Fund's most recently completed fiscal year ended December 31, 2005. Each Director attended all Board and committee meetings held during such period during the time such Director was in office except Bassett S. Winmill was not present for one regular Board meeting. The Fund currently has no policies regarding Director attendance at stockholder meetings. The 2005 Annual Meeting of Stockholders was attended by Thomas B. Winmill.

AUDIT COMMITTEE REPORT

     In accordance with the Audit Committee Charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Fund's financial reporting practices. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. Members of the Audit Committee rely without independent verification on the accuracy of the financial and other information provided by management and the Fund's auditors.

     The Audit Committee has reviewed the Fund's audited financial statements for the fiscal year ended December 31, 2005. In conjunction with its review, the Audit Committee has met with Tait, Weller & Baker LLP ("Tait, Weller") and the management of the Fund to discuss the audited financial statements. In addition, the Audit Committee has discussed with Tait, Weller, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Tait, Weller required by Independence Standards Board Standard No. 1 and has discussed with Tait, Weller its independence. In its independence letter, Tait, Weller stated that, in addition to the Investment Company Complex, it served as the independent registered public accounting firm ("IRPAF") for certain affiliates of the Investment Manager, Tuxis Corporation ("Tuxis"), and WCI; nonetheless, Tait, Weller believes it is independent of the Fund within the meaning of the federal securities laws.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth in the Audit Committee Charter, the Audit Committee recommended to the Fund's Board of Directors that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2005.

         Bruce B. Huber
         James E. Hunt
         Peter K. Werner, Chair

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Tait, Weller has been selected as the IRPAF for the Fund for the fiscal period commencing January 1, 2006. Tait, Weller also acts as the IRPAF of the Investment Manager, Bexil Corporation, Tuxis, WCI, and the Investment Company Complex. Apart from its fees received as the IRPAF, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Fund or its affiliates.

     Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

     The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund's IRPAF directly to the Fund and (b) those permissible non-audit services provided by the Fund's IRPAF to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund.

     The following table sets forth the aggregate fees billed for professional services rendered by Tait, Weller to the Fund for the fiscal years ended December 31, 2004 and 2005:

   FISCAL YEAR ENDED                                                                               ALL              AGGREGATE
      DECEMBER 31               AUDIT FEES          AUDIT-RELATED FEES        TAX FEES           OTHER FEES       NON-AUDIT FEES*
------------------------- ------------------------ --------------------- ------------------- ------------------- -------------------
          2004                    $16,500                 $1,000               $3,500               $0                $4,500
          2005                    $18,500                 $1,000               $3,000               $0                $4,000
------------------------- ------------------------ --------------------- ------------------- ------------------- -------------------

* Aggregate non-audit fees charged by Tait, Weller for non-audit services provided to the Investment Manager, which were paid for by Winmill & Co. Incorporated, were $18,500 and $19,000 during the fiscal years ended December 31, 2004 and 2005, respectively.

AUDIT FEES include the aggregate fees billed for professional services rendered by Tait, Weller for the audit of the Fund's annual financial statements and services rendered in connection with statutory or regulatory filings.

AUDIT-RELATED FEES include the aggregate fees billed for assurance and related services by Tait, Weller that are reasonably related to the performance of the audit or review of the annual financial statements and review of the semi-annual financial statements.

TAX FEES include the aggregate fees billed for professional services rendered by Tait, Weller in connection with tax compliance, tax advice and tax planning.

ALL OTHER FEES include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by Tait, Weller.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

     Pursuant to the Fund's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's Investment Manager, if the engagement relates directly to the Fund's operations or financial reporting. During the fiscal years ended December 31, 2005 and 2004, there were no services included in Audit Related Fees, Tax Fees, and All Other Fees that were approved by the Audit Committee pursuant to the de minimis exception provided by paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulations S-X. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting.

     The Audit Committee has considered the provision of non-audit services by Tait, Weller to the Investment Manager that were not pre-approved by the Audit Committee during the fiscal years ended December 31, 2005 and 2004 and has determined such services to be compatible with maintaining Tait, Weller's independence.

INFORMATION REGARDING THE FUND'S PROCESS FOR NOMINATING DIRECTOR CANDIDATES

     The Nominating Committee may consider candidates as Directors submitted by current Directors, the Investment Manager, Fund stockholders, and other appropriate sources. The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

     The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter. The Nominating Committee Charter was included in the appendix to the Fund's proxy statement filed during the fiscal year 2004 and may be found at www.globalincomefund.net. In addition, to qualify as a nominee for a directorship or election as a Director, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the "Policy"), adopted by the Board on July 8, 2003, as subsequently amended or modified, and (ii) an individual who is not an incumbent Director shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Director. The Policy may be found at www.globalincomefund.net.

STOCKHOLDER COMMUNICATIONS

     The Fund's Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors of the Fund or the individual Director. Such communications must be signed by the stockholder and identify the number of shares held by the stockholder. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Any stockholder proposal submitted pursuant to rule 14a-8 under the Securities Exchange Act of 1934 Act (the "1934 Act") must continue to meet all the requirements of rule 14a-8.

                             ADDITIONAL INFORMATION

     The Fund's Board of Directors has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the 1940 Act to protect the Fund and its stockholders. Accordingly, the Fund currently has provisions in its Charter and Bylaws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more difficult for non-incumbents to gain control of the Board. In 2003 and 2005, the Fund's Board amended the Bylaws of the Fund. In doing so, the Board consulted with counsel to the Fund and Maryland counsel to the Fund and elected to become subject to various provisions of the Maryland General Corporation Law (the "MGCL").

     In addition to the solicitation of proxies by use of the mails, directors and officers of the Fund may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. In addition, the Fund will retain N.S. Taylor & Associates ("N.S. Taylor"), 15 North Street, 2nd Floor, P.O. Box 358 Dover-Foxcroft, ME 04426, to solicit proxies on behalf of its Board for a fee not to exceed $4,000 plus expenses, primarily by contacting stockholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instruction are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact N.S. Taylor toll free at 1-866-470-3300. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

DISCRETIONARY AUTHORITY;  SUBMISSION DEADLINES FOR STOCKHOLDER PROPOSALS

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Fund's Bylaws provide that a stockholder of record may nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a record stockholder nomination or proposal intended to be considered at the 2007 Annual Meeting must be received by the Secretary of the Fund no earlier than April 12, 2007 nor later than May 12, 2007. Proposals should be mailed to the Fund, to the attention of the Fund's Secretary, John F. Ramirez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Fund's 2007 Proxy Statement, we must receive it on or before April 12, 2007 pursuant to Rule 14a-8(e)(2).The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the MGCL and must be submitted in accordance with the Fund's Bylaws.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the 1934 Act and rules thereunder require the Fund's directors and officers, any persons who beneficially own more than 10% of the Fund's common stock, and certain other persons to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2005, such persons complied with all such applicable filing requirements.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund's transfer agent American Stock Transfer & Trust Company at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

Article X, Section 2(a), if amended as advised by the Board of Directors, will appear as follows:

                     ARTICLE X CERTAIN VOTES OF STOCKHOLDERS

(2)(a) Except as otherwise provided in paragraph (b) of this Section (2) of this
     Article X, the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, other than voting stock held by any interested stockholder or any affiliate thereof, shall be necessary to authorize any of the following actions:

     (i) the merger or consolidation or share exchange of the Corporation with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization);

     (ii) the issuance or transfer by the Corporation (in one or a series of transactions in any 12-month period) of any equity securities of the Corporation to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (A) sales of any securities of the Corporation in connection with a public offering thereof, (B) the issuance or transfer in 1997 of securities of the Corporation to the shareholders of Bull & Bear Global Income Fund, Inc., in exchange for such shareholder's shares of Bull & Bear Global Income Fund, Inc. (C) issuances of securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation, and (D) issuances of securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

     (iii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Corporation (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Corporation having an aggregate fair market value of $1,000,000 or more, except for transactions effected by the Corporation in the ordinary course of its business.

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER
                            (as amended June 8, 2005)

     1. The Audit Committee shall have a minimum of three members and shall consist of all Board members who are "independent directors" in accordance with the American Stock Exchange rules.

     2.   The purposes of the Audit Committee are:

          a. to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          b. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

          c. to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not necessarily, and do not necessarily represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the review of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

     3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment manager (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

          b. to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

          c. to meet with the Fund's auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Fund;

          d. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

          e. to review the audit and non-audit services provided to the Fund by the auditors and the fees charged for such services;

          f. to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

          g. to review the status of the Audit Committee members to determine if any of them may be considered a "financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002 and make recommendations regarding the "financial exper" determination to the full Board;

          h. to receive copies of any complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and review such complaints, and take appropriate actions, if any. The Committee shall ensure that any such complaints received from employees of the Fund or the Fund's investment manager are treated on a confidential basis and that such submissions need not identify the submitting employee by name;

          i. to investigate improprieties or suspected improprieties in Fund operations; and

          j. to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

     5. The Audit Committee shall regularly meet with the Fund's management, including financial personnel.

     6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, and shall have the discretion to institute investigations of improprieties or suspected improprieties and is vested with authority to retain special counsel and other experts or consultants at the expense of the Fund.

     7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

     8.   The Fund must certify to the American Stock Exchange ("AMEX") that:

          a. It has adopted this formal written Charter and the Audit Committee annually reviewed and reassessed the adequacy of this Charter;

          b. It has and will continue to have an Audit Committee of at least three members, comprised solely of independent directors to the extent required by AMEX rules, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee; and

          c. It has at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

           ANNUAL MEETING OF STOCKHOLDERS OF GLOBAL INCOME FUND, INC.
                               September 20, 2006

Please detach along perforated line and mail in the envelope provided.
Please sign, date and mail your proxy card in the envelope provided as soon as possible.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. To elect to the Board of Directors the Nominee, Thomas B. Winmill, as a Class IV Director, and until his successor is duly elected and qualifies.

                                                  NOMINEE:

[   ]    FOR                                      Thomas B. Winmill
[   ]    WITHHOLD AUTHORITY

2.  To approve amendments to the Fund's Charter.

[   ]    FOR
[   ]    AGAINST
[   ]    ABSTAIN

Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage paid envelope or otherwise to Global Income Fund, Inc. c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. IF NO INSTRUCTIONS ARE GIVEN ON A PROPOSAL, THE PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEE AND FOR APPROVAL OF THE AMENDMENTS TO THE FUND'S CHARTER.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder __________________________________Date:_____
Signature of Stockholder __________________________________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   PROXY CARD
                            GLOBAL INCOME FUND, INC.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL INCOME FUND, INC. (THE "FUND") FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 20, 2006 AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

THE UNDERSIGNED STOCKHOLDER OF THE FUND HEREBY APPOINTS THOMAS B. WINMILL AND JOHN F. RAMIREZ AND EACH OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION IN EACH OF THEM, TO ATTEND THE 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE OFFICES OF THE FUND AT 11 HANOVER SQUARE, 12TH FLOOR, NEW YORK, NEW YORK ON WEDNESDAY, SEPTEMBER 20, 2006, AT 8:00 A.M. AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF ("MEETING") TO CAST ON BEHALF OF THE UNDERSIGNED ALL VOTES THAT THE UNDERSIGNED IS ENTITLED TO CAST AT THE MEETING AND OTHERWISE TO REPRESENT THE UNDERSIGNED AT THE MEETING WITH ALL OF THE POWERS POSSESSED BY THE UNDERSIGNED IF PERSONALLY PRESENT AT THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE ACCOMPANYING PROXY STATEMENT AND REVOKES ANY PROXY HERETOFORE GIVEN FOR THE MEETING.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEE AND "FOR" APPROVAL OF THE AMENDMENTS TO THE FUND'S CHARTER AS PROPOSED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)